2/22/2015 1 February, 2015

2/22/2015 2 • The following discussion may contain statements that are considered forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the outlook and prospects for American Media, Inc. • Forward looking statements are those which are not historical facts. These and other statements that relate to future results and events are based upon management’s current expectations and assumptions and are subject to risks and uncertainties which may cause our actual results in future periods to differ materially from those currently expected because of risks discussed in this presentation, our Quarterly Report on Form 10-Q for the Three and Nine Months Ended December 31, 2014 and the “Risk Factors” section of our Annual Report on Form 10-K for the Fiscal Year Ended March 31, 2014. Please consult these documents for a more complete understanding of these risks and uncertainties. Except as required by law, we disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Non-GAAP and Other Financial Measures • This presentation contains disclosures of Adjusted EBITDA and Free Cash Flow, which are non-GAAP financial measures. Certain information required to be disclosed about these non-GAAP measures, including reconciliations with the most comparable GAAP measures is available in our Quarterly Report on Form 10-Q for the Three and Nine Months ended December 31, 2014, which was filed with the SEC on February 23, 2015. Safe Harbor/Forward-Looking Statements

2/22/2015 3

2/22/2015 4 Sale of Women’s Active Lifestyle Segment FY14 EBITDA: $9.0 mm Total Purchase Price Initial Cash Consideration: $60 mm Additional Consideration*: $60 mm Total: $120 mm * 40% of Operating Profits through June, 2018 up to $60 mm

2/22/2015 5 Sale of Women’s Active Lifestyle Segment FY14 EBITDA: $9.0 mm Total Purchase Price Initial Cash Consideration: $60 mm Additional Consideration*: $60 mm Total: $120 mm * 40% of Operating Profits through June, 2018 up to $60 mm Multiple 13.3 X **Based on FY14 EBITDA **

2/22/2015 6 Use of Proceeds $60 mm Cash received Feb, 2015 $51 mm Bond buyback $9 mm Revolver pay-down & other expenses

2/22/2015 7 522.2 387.0 341.0 250 300 350 400 450 500 550 Aug, 2014 Dec, 2014 Feb, 2015 AMI Objective - Deleverage Total Debt ($ millions) Debt for Equity Conversion Sale of Women’s Active Lifestyle Group $181.2 Million Debt Reduction 35% Reduction

2/22/2015 8 AMI Objective - Deleverage 12 Month Cash Interest Expense ($ millions) $20 Million Interest Expense Reduction 57.6 37.9 25 30 35 40 45 50 55 60 Jun, 2013 Feb, 2015 34% Improvement 16.3 31.7 10 15 20 25 30 35 Free Cash Flow ($ millions) 95% Improvement Dec, 2014 Pro Forma Jun, 2013

2/22/2015 9 Q3FY15 YTD Results (millions) LTM LTM Q1-FY15 Q2-FY15 Q3-FY15 12/31/14 12/31/13 B(W) Revenue: $78.2 $74.3 $70.6 $311.6 $341.1 $(29.5) EBITDA $18.3 $11.9 $19.3 $83.6 $100.4 $(16.8) Newsstand Distribution Disruption $13 mm LTM variance in Revenue and EBITDA

2/22/2015 10 Business Update David Pecker Chairman, Chief Executive Officer and President

2/22/2015 11

2/22/2015 12 Celebrity Brands Business Update #1 share in newsstand market: 35% 950,000 copies sold each week $250 mm annual retail sales

2/22/2015 13 Newsstand Market Update AMI Newsstand Sales (units in thousands) Source BK $13 Million Revenue Impact YTD 1,150 900 925 950 500 600 700 800 900 1,000 1,100 1,200 May, 2014 June, 2014 Sep, 2014 Dec, 2014

2/22/2015 14 Men’s Active Lifestyle #1 in Men’s Fitness Titles in North America The Super Bowl of bodybuilding Mr. Olympia Muscle & Fitness and Flex are the #1 fitness magazines in: United Kingdom Germany ItalyFrance Print Events International Brand Equity: 80 years 50 years 25 years

2/22/2015 15 Success of Men’s Fitness FY15 YTD FY13 (Apr-Dec) Better (Worse) B(W) % Revenue: $13.5 mm $8.8 mm $4.7 mm +53% EBITDA $1.6 mm $0.1 mm $1.5 mm +1,614% AdWeek Hot List: 2014 and 2013 Digital Audience: 13.8 mm unique visitors* +75% yoy Digital Revenue YTD: $3.4 mm +83% yoy * Source: Google Analytics January, 2015

2/22/2015 16 AMI / GNC Partnership Back CoverFront Cover

2/22/2015 17 AMI’s Digital Success* FY15 YTD: $14.3 mm +81% Digital Ad Revenue +75Social Followers % +43%Unique Visitors These results are without the Women’s Group +50%Page Views *Includes Radar

2/22/2015 18 AMI’s Digital Success These results are without the Women’s Group FY15 YTD: $14.3 mm +81% Digital Ad Revenue +75Social Followers % +43%Unique Visitors +50%Page Views Rank Magazine Brand Facebook Likes (mm) 1 National Geographic 35.1 2 Playboy 16.8 3 Time 7.5 4 Vogue 6.5 5 Cosmopolitan 6.0 6 Muscle & Fitness 5.4 7 People 5.3 8 The Economist 5.2 9 Teen Vogue 4.8 10 Glamour 4.3 Top Ten Magazine Brands On Facebook *Includes Radar

2/22/2015 19 Building a Super Database that we will sell to advertisers How much he cycles Which brand of pickup truck he buys Where he shops online What vitamins he buys Which smartphone he owns Is he looking for a financial planner The Digital Future For AMI

2/22/2015 20 Q&A

2/22/2015 21 Appendix

2/22/2015 22 Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures Adjusted EBITDA, a measure we use to gauge our operating performance, is defined as net income (loss) attributable to AMI plus interest expense, provision (benefit) for income taxes, depreciation and amortization, provision for impairment of intangible assets and goodwill, deferred debt costs and deferred rack costs, adjusted for merger and related transaction(s) costs, restructuring costs and severance, costs related to launches, re-launches or closures of publications and certain other costs. We believe that the inclusion of Adjusted EBITDA is appropriate to evaluate our operating performance compared to our operating plans and/or prior years and to value prospective acquisitions. We also believe that Adjusted EBITDA is helpful in highlighting trends because Adjusted EBITDA excludes the impact of certain items that can differ significantly from company to company, depending on long-term strategic decisions regarding capital structure, the tax jurisdictions in which companies operate and capital investments. Management believes our investors use Adjusted EBITDA as a gauge to measure the performance of their investment in AMI. Management compensates for limitations of using non-GAAP financial measures by using them to supplement GAAP results to provide a more complete understanding of the factors and trends affecting our business than GAAP results alone can provide. Adjusted EBITDA is not a recognized term under GAAP and does not purport to be an alternative to income from continuing operations as a measure of operating performance or to cash flows from operating activities as a measure of liquidity. Additionally, Adjusted EBITDA is not intended to be a measure of free cash flow available for management’s discretionary use as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements. The presentation of Adjusted EBITDA has limitations as an analytical tool, and it should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. Because not all companies use identical calculations, our presentation of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures

Set forth below is a reconciliation of operating income (loss) to Proforma Adjusted EBITDA for the following periods:

	Q1-FY15	Q2-FY15	Q3-FY15	LTM 12/31/14	LTM 12/31/13	LTM 6/30/13
Operating income (loss)	$ 5.7	$ (19.2)	$ 6.5	$ 6.3	$ 43.2	$ 3.7
Add (deduct):						
Depreciation and amortization	3.4	3.2	4.3	14.7	13.1	10.7
Impairment of goodwill and intangible assets	-	18.5	-	18.5	9.2	54.5
Amortization of deferred rack costs	1.5	1.3	1.5	6.1	6.7	7.5
Amortization of short-term racks	2.1	2.2	2.2	8.0	9.1	8.1
Merger and related transaction(s) costs	-	3.2	1.6	4.8	-	-
Restructuring costs and severance	0.5	1.9	0.8	3.3	3.0	1.7
Costs related to launches, relaunches and closures of publications	0.1	0.1	1.0	3.1	3.8	4.3
Restructuring costs related to divestiture of DSI	-	-	-	0.4	2.4	-
Proforma adjustment related to investment in affiliates	0.3	-	-	1.3	3.9	-
AMI share of bad debt and other expenses related to wholesaler shutdowns	3.9	1.4	0.5	9.4	1.5	1.3
Investment in new digital strategy	-	-	-	4.0	3.0	3.0
Other EBITDA adjustments	0.8	(0.7)	0.9	3.7	1.5	7.2
Adjusted EBITDA	$ 18.3	$ 11.9	$ 19.3	$ 83.6	$ 100.4	$ 102.0

	LTM 12/31/14	LTM 6/30/13
Interest Expense	$ 37.9	$ 59.8
Capital Expenditures	5.0	14.5
Rack CapEx	9.0	11.4
	$ 31.7	$ 16.3

LTM 12/31/14 Interest Expense, Capital Expenditures and Rack CapEx are Proforma, representing the current levels of expenditures as of Feb, 2015.

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